                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 27, 1995 included in Exide Corporation's Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.

                                            /s/ Arthur Andersen LLP
                                            -----------------------
                                            ARTHUR ANDERSEN LLP



Philadelphia, Pa.
November 13, 1995